Tenable Announces Third Quarter 2025 Financial Results
Tenable Exceeds Q3 Revenue and Profit Expectations, Raises Full-Year Outlook
•Revenue of $252.4 million, year-over-year growth of 11%
•Calculated current billings growth of 8% year-over-year
•GAAP operating margin of 2.8%; Non-GAAP operating margin of 23.3%, year-over-year increase of 350 basis points
COLUMBIA, Maryland, October 29, 2025 — Tenable Holdings, Inc. ("Tenable") (Nasdaq: TENB), the exposure management company, today announced financial results for the quarter ended September 30, 2025.
"We delivered better-than-expected results on both the top and bottom line driven by strong demand for our Tenable One Exposure Management platform," said Steve Vintz, Co-CEO of Tenable. "Our outperformance reflects the industry's shift toward a more preemptive approach to cybersecurity."
"Tenable is leading the industry’s shift to exposure management, helping our tens of thousands of customers build stronger, smarter defenses for the AI era," said Mark Thurmond, Co-CEO of Tenable. "Enterprises are turning to Tenable to move from reacting to risk to staying ahead of it. They are trusting our platform to deliver the visibility and context required to see and take action on threats before they strike."
Third Quarter 2025 Financial Highlights
•Revenue was $252.4 million, an 11% increase year-over-year
•Calculated current billings was $267.5 million, an 8% increase year-over-year
•GAAP income from operations was $7.1 million, compared to a loss of $2.1 million in the third quarter of 2024
•GAAP operating margin was 2.8%, compared to (0.9)% in the third quarter of 2024
•Non-GAAP income from operations was $58.9 million, compared to $45.0 million in the third quarter of 2024
•Non-GAAP operating margin was 23.3%, compared to 19.8% in the third quarter of 2024
•GAAP net income was $2.3 million, compared to a loss of $9.2 million in the third quarter of 2024
•GAAP net earnings per share was $0.02, compared to a net loss of $0.08 per share in the third quarter of 2024
•Non-GAAP net income was $51.4 million, compared to $39.3 million in the third quarter of 2024
•Non-GAAP diluted earnings per share was $0.42, compared to $0.32 in the third quarter of 2024
•Net cash provided by operating activities was $53.9 million, compared to $54.6 million in the third quarter of 2024
•Unlevered free cash flow was $58.5 million, compared to $60.8 million in the third quarter of 2024
•Repurchased 2.0 million shares of our common stock for $60.0 million
Recent Business Highlights
•Added 437 new enterprise platform customers and 38 net new six-figure customers
•Appointed industry veteran Matthew Brown as Chief Financial Officer
•Launched Tenable AI Exposure, a comprehensive solution to see, manage and control the risks introduced by generative AI
•Released the next evolution of industry-leading Tenable Vulnerability Priority Rating (VPR), sharpening precision and enabling organizations to focus on risks that pose the greatest threat
•Named a “Leader” in both Worldwide Exposure Management by IDC and Unified Vulnerability Management by Forrester
•Ranked #1 in Device Vulnerability and Exposure Management market share by IDC for the seventh consecutive year
Financial Outlook

For the fourth quarter of 2025, we currently expect:
•Revenue in the range of $249.1 million to $253.1 million
•Non-GAAP income from operations in the range of $55.7 million to $59.7 million
•Non-GAAP net income in the range of $47.9 million to $51.9 million, assuming interest expense of $7.0 million, interest income of $3.2 million and a provision for income taxes of $3.4 million
•Non-GAAP diluted earnings per share in the range of $0.39 to $0.43
•121.5 million diluted weighted average shares outstanding
For the year ending December 31, 2025, we currently expect:
•Calculated current billings in the range of $1.040 billion to $1.048 billion
•Revenue in the range of $988.0 million to $992.0 million
•Non-GAAP income from operations in the range of $211.0 million to $215.0 million
•Non-GAAP net income in the range of $185.0 million to $189.0 million, assuming interest expense of $28.4 million, interest income of $15.8 million and a provision for income taxes of $12.6 million
•Non-GAAP diluted earnings per share in the range of $1.51 to $1.54
•122.5 million diluted weighted average shares outstanding
•Unlevered free cash flow in the range of $265.0 million to $275.0 million
Conference Call Information
Tenable will host a conference call on October 29, 2025 at 4:30 p.m. Eastern Time to discuss its financial results. The conference call can be accessed at 877-407-9716 (U.S.) and 201-493-6779 (international). A live webcast of the event will be available on the Tenable Investor Relations website at https://investors.tenable.com. An archived replay of the live broadcast will be available on the Investor Relations page of the website following the call.
About Tenable
Tenable® is the exposure management company, exposing and closing the cybersecurity gaps that erode business value, reputation and trust. The company’s AI-powered exposure management platform radically unifies security visibility, insight and action across the attack surface, equipping modern organizations to protect against attacks from IT infrastructure to cloud environments to critical infrastructure and everywhere in between. By protecting enterprises from security exposure, Tenable reduces business risk for approximately 44,000 customers around the globe. Learn more at tenable.com.
Contact Information
Investor Relations
investors@tenable.com
Media Relations
tenablepr@tenable.com
Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, our platform's ability to help organizations move to a more strategic and effective defense, manage and control risks introduced by generative AI and focus on risks that pose the greatest threat, and our business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” "believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. These risks and uncertainties are detailed in the sections titled

"Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended December 31, 2024 and other filings that we make from time to time with the SEC, which are available on the SEC's website at sec.gov. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements subsequent to the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance the overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to important metrics used by management for financial and operational decision-making. We include these non-GAAP financial measures to present our financial performance using a management view and because we believe that these measures provide an additional comparison of our core financial performance over multiple periods with other companies in our industry.
Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.
Calculated Current Billings: We define calculated current billings, a non-GAAP financial measure, as total revenue recognized in a period plus the change in current deferred revenue in the corresponding period. We believe that calculated current billings is a key metric to measure our periodic performance. Given that most of our customers pay in advance (including multi-year contracts), but we generally recognize the related revenue ratably over time, we use calculated current billings to measure and monitor our ability to provide our business with the working capital generated by upfront payments from our customers. We believe that calculated current billings, which excludes deferred revenue for periods beyond twelve months in a customer’s contractual term, more closely correlates with annual contract value and that the variability in total billings, depending on the timing of large multi-year contracts and the preference for annual billing versus multi-year upfront billing, may distort growth in one period over another.
Free Cash Flow and Unlevered Free Cash Flow: We define free cash flow, a non-GAAP financial measure, as net cash provided by operating activities less purchases of property and equipment and capitalized software development costs. We believe free cash flow is an important liquidity measure of the cash that is available (if any), after purchases of property and equipment and capitalized software development costs, for investment in our business and to make acquisitions. We believe that free cash flow is useful as a liquidity measure because it measures our ability to generate cash. We define unlevered free cash flow as free cash flow plus cash paid for interest and other financing costs. We believe unlevered free cash flow is useful as a liquidity measure as it measures the cash that is available to invest in our business and meet our current debt obligations and future financing needs. However, given our debt obligations, non-cancelable commitments and other contractual obligations, unlevered free cash flow does not represent residual cash flow available for discretionary expenses.
Non-GAAP Income from Operations and Non-GAAP Operating Margin: We define these non-GAAP financial measures as their respective GAAP measures, excluding the effect of stock-based compensation, acquisition-related expenses, restructuring expenses, costs related to the intra-entity asset transfers resulting from the internal restructuring of legal entities, and amortization of acquired intangible assets. Acquisition-related expenses include transaction and integration expenses, as well as costs related to the intercompany transfer of acquired intellectual property. Restructuring expenses include non-ordinary course severance, employee related benefits, and other charges to reorganize business operations.

We believe that the exclusion of these expenses provides for a useful comparison of our operating results to prior periods and to our peer companies, which commonly exclude restructuring expenses.
Non-GAAP Net Income and Non-GAAP Earnings Per Share: We define non-GAAP net income as GAAP net income (loss), excluding the effect of stock-based compensation, acquisition-related expenses, restructuring expenses and amortization of acquired intangible assets, including the applicable tax impacts. In addition, we exclude the tax impact and related costs of intra-entity asset transfers resulting from the internal restructuring of legal entities as well as deferred income tax benefits recognized in connection with acquisitions. We use non-GAAP net income to calculate non-GAAP earnings per share.
Non-GAAP Gross Profit and Non-GAAP Gross Margin: We define non-GAAP gross profit as GAAP gross profit, excluding the effect of stock-based compensation and amortization of acquired intangible assets. Non-GAAP gross margin is defined as non-GAAP gross profit as a percentage of revenue.
Non-GAAP Sales and Marketing Expense, Non-GAAP Research and Development Expense and Non-GAAP General and Administrative Expense: We define these non-GAAP measures as their respective GAAP measures, excluding stock-based compensation, acquisition-related expenses and costs related to intra-entity asset transfers resulting from the internal restructuring of legal entities.

TENABLE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2025	2024	2025	2024
Revenue	$252,440	$227,088	$738,872	$664,290
Cost of revenue(1)	56,753	50,499	163,647	148,229
Gross profit	195,687	176,589	575,225	516,061
Operating expenses:
Sales and marketing(1)	99,949	99,083	310,222	300,037
Research and development(1)	56,265	48,020	168,724	136,896
General and administrative(1)	32,337	31,569	114,302	92,889
Restructuring	—	—	—	6,070
Total operating expenses	188,551	178,672	593,248	535,892
Income (loss) from operations	7,136	(2,083)	(18,023)	(19,831)
Interest income	3,590	5,989	12,597	17,587
Interest expense	(7,213)	(8,148)	(21,363)	(24,333)
Other (expense) income, net	(703)	359	(204)	(858)
Income (loss) before income taxes	2,810	(3,883)	(26,993)	(27,435)
Provision for income taxes	550	5,328	8,388	10,734
Net income (loss)	$2,260	$(9,211)	$(35,381)	$(38,169)

Net earnings (loss) per share:
Basic	$0.02	$(0.08)	$(0.29)	$(0.32)
Diluted	$0.02	$(0.08)	$(0.29)	$(0.32)

Weighted-average shares used to compute net earnings (loss) per share:
Basic	120,483	119,169	120,516	118,466
Diluted	121,953	119,169	120,516	118,466
_______________
(1)    Includes stock-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cost of revenue	$3,495	$3,216	$10,270	$9,486
Sales and marketing	17,051	15,941	51,499	47,517
Research and development	14,174	12,435	42,441	35,395
General and administrative(2)	10,162	10,092	43,101	30,403
Total stock-based compensation	$44,882	$41,684	$147,311	$122,801
_______________
(2)    Stock-based compensation in the nine months ended September 30, 2025 includes $14.6 million of expense related to the accelerated vesting of equity awards in Q1 for our late CEO.

TENABLE HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS

	September 30, 2025	December 31, 2024
(in thousands, except per share data)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$171,852	$328,647
Short-term investments	211,719	248,547
Accounts receivable (net of allowance for doubtful accounts of $845 and $525 at September 30, 2025 and December 31, 2024, respectively)	200,993	258,734
Deferred commissions	50,582	51,791
Prepaid expenses and other current assets	44,186	53,026
Total current assets	679,332	940,745
Property and equipment, net	40,471	39,265
Deferred commissions (net of current portion)	64,518	67,914
Operating lease right-of-use assets	35,488	45,139
Acquired intangible assets, net	122,078	94,461
Goodwill	697,886	541,292
Other assets	12,849	13,303
Total assets	$1,652,622	$1,742,119

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$20,089	$19,981
Accrued compensation	48,429	55,784
Deferred revenue	639,614	650,372
Operating lease liabilities	8,327	6,801
Other current liabilities	3,852	5,154
Total current liabilities	720,311	738,092
Deferred revenue (net of current portion)	170,889	182,815
Term loan, net of issuance costs (net of current portion)	354,820	356,705
Operating lease liabilities (net of current portion)	52,053	56,224
Other liabilities	10,173	8,329
Total liabilities	1,308,246	1,342,165

Stockholders’ equity:
Common stock (par value: $0.01; 500,000 shares authorized; 128,348 and 122,371 shares issued at September 30, 2025 and December 31, 2024, respectively)	1,283	1,224
Additional paid-in capital	1,540,611	1,374,659
Treasury stock (at cost: 8,314 and 2,673 shares at September 30, 2025 and December 31, 2024, respectively)	(301,208)	(114,911)
Accumulated other comprehensive income	407	318
Accumulated deficit	(896,717)	(861,336)
Total stockholders’ equity	344,376	399,954
Total liabilities and stockholders’ equity	$1,652,622	$1,742,119

TENABLE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Nine Months Ended September 30,
(in thousands)	2025	2024
Cash flows from operating activities:
Net loss	$(35,381)	$(38,169)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	31,817	24,434
Stock-based compensation	147,311	122,801
Net accretion of discounts and amortization of premiums on short-term investments	(2,568)	(6,141)
Amortization of debt issuance costs	1,071	1,003
Loss (gain) on other investments	18	(1,452)
Restructuring	—	4,528
Other	2,791	4,128
Changes in operating assets and liabilities:
Accounts receivable	59,733	26,911
Prepaid expenses and other assets	16,877	29,868
Accounts payable, accrued expenses and accrued compensation	(9,795)	(22,921)
Deferred revenue	(30,413)	(3,153)
Other current and noncurrent liabilities	2,259	(5,480)
Net cash provided by operating activities	183,720	136,357

Cash flows from investing activities:
Purchases of property and equipment	(11,768)	(1,924)
Capitalized software development costs	(2,676)	(5,930)
Purchases of short-term investments	(116,687)	(227,210)
Sales and maturities of short-term investments	156,171	234,865
Proceeds from other investments	852	3,512
Purchases of other investments	—	(1,250)
Business combinations, net of cash acquired	(196,182)	(29,162)
Net cash used in investing activities	(170,290)	(27,099)

Cash flows from financing activities:
Payments on term loan	(2,813)	(2,813)
Proceeds from stock issued in connection with the employee stock purchase plan	15,482	16,262
Proceeds from the exercise of stock options	2,420	4,798
Payments for taxes related to net share settlement of equity awards	(1,329)	—
Purchase of treasury stock	(184,968)	(49,991)
Net cash used in financing activities	(171,208)	(31,744)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	983	(2,439)
Net (decrease) increase in cash and cash equivalents and restricted cash	(156,795)	75,075
Cash and cash equivalents and restricted cash at beginning of period	328,647	237,132
Cash and cash equivalents and restricted cash at end of period	$171,852	$312,207

TENABLE HOLDINGS, INC.
REVENUE COMPONENTS AND RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(unaudited)

Revenue	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2025	2024	2025	2024
Subscription revenue	$232,211	$208,554	$680,685	$608,727
Perpetual license and maintenance revenue	11,088	11,769	34,051	35,941
Professional services and other revenue	9,141	6,765	24,136	19,622
Revenue(1)	$252,440	$227,088	$738,872	$664,290
_______________
(1)    Recurring revenue, which includes revenue from subscription arrangements for software (both recognized ratably over the subscription term and upon delivery) and cloud-based solutions and maintenance associated with perpetual licenses, represented 95% and 96%, respectively of revenue in the three and nine months ended September 30, 2025 and 96% in the three and nine months ended September 30, 2024.

Calculated Current Billings	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2025	2024	2025	2024
Revenue	$252,440	$227,088	$738,872	$664,290
Deferred revenue (current), end of period	639,614	583,940	639,614	583,940
Deferred revenue (current), beginning of period(1)	(624,548)	(562,587)	(657,035)	(580,887)
Calculated current billings	$267,506	$248,441	$721,451	$667,343
________________
(1)    Deferred revenue (current), beginning of period for the nine months ended September 30, 2025 and 2024 includes, $6.7 million and $0.1 million, respectively, related to acquired deferred revenue.

Remaining Performance Obligations	September 30,		Change
(in thousands)	2025	2024	%
Remaining performance obligations, short-term	$669,015	$592,351	12.9%
Remaining performance obligations, long-term	259,849	179,210	45.0%
Remaining performance obligations	$928,864	$771,561	20.4%

Free Cash Flow and Unlevered Free Cash Flow	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2025	2024	2025	2024
Net cash provided by operating activities	$53,850	$54,607	$183,720	$136,357
Purchases of property and equipment	(867)	(733)	(11,768)	(1,924)
Capitalized software development costs	(1,353)	(1,163)	(2,676)	(5,930)
Free cash flow	51,630	52,711	169,276	128,503
Cash paid for interest and other financing costs	6,854	8,055	20,287	23,505
Unlevered free cash flow	$58,484	$60,766	$189,563	$152,008
Free cash flow and unlevered free cash flow for the periods presented were impacted by:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2025	2024	2025	2024
Employee stock purchase plan activity	$(4,824)	$(3,653)	$(5,314)	$(6,283)
Acquisition-related expenses	(311)	(663)	(5,130)	(1,326)
Restructuring	—	(492)	—	(5,911)

Non-GAAP Income from Operations and Non-GAAP Operating Margin	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2025	2024	2025	2024
Income (loss) from operations	$7,136	$(2,083)	$(18,023)	$(19,831)
Stock-based compensation	44,882	41,684	147,311	122,801
Acquisition-related expenses	113	360	6,815	1,284
Restructuring	—	—	—	6,070
Amortization of acquired intangible assets	6,782	5,014	19,183	14,443
Non-GAAP income from operations	$58,913	$44,975	$155,286	$124,767
Operating margin	2.8%	(0.9)%	(2.4)%	(3.0)%
Non-GAAP operating margin	23.3%	19.8%	21.0%	18.8%

Non-GAAP Net Income and Non-GAAP Earnings Per Share	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2025	2024	2025	2024
Net income (loss)	$2,260	$(9,211)	$(35,381)	$(38,169)
Stock-based compensation	44,882	41,684	147,311	122,801
Tax impact of stock-based compensation(1)	(2,552)	1,528	(656)	1,626
Acquisition-related expenses(2)	113	360	6,815	1,284
Restructuring(2)	—	—	—	6,070
Amortization of acquired intangible assets(2)	6,782	5,014	19,183	14,443
Tax impact of acquisitions	(47)	(52)	(147)	(130)
Non-GAAP net income	$51,438	$39,323	$137,125	$107,925

Net earnings (loss) per share, diluted	$0.02	$(0.08)	$(0.29)	$(0.32)
Stock-based compensation	0.37	0.35	1.22	1.04
Tax impact of stock-based compensation(1)	(0.02)	0.01	(0.01)	0.01
Acquisition-related expenses(2)	—	0.01	0.06	0.01
Restructuring(2)	—	—	—	0.05
Amortization of acquired intangible assets(2)	0.05	0.04	0.16	0.12
Tax impact of acquisitions	—	—	—	—
Adjustment to diluted earnings per share(3)	—	(0.01)	(0.03)	(0.03)
Non-GAAP earnings per share, diluted	$0.42	$0.32	$1.11	$0.88

Weighted-average shares used to compute GAAP net earnings (loss) per share, diluted	121,953	119,169	120,516	118,466

Weighted-average shares used to compute non-GAAP earnings per share, diluted	121,953	123,288	122,995	123,206
________________
(1)    The tax impact of stock-based compensation is based on the tax treatment for the applicable tax jurisdictions.
(2)    The tax impact of acquisition-related expenses, restructuring and the amortization of acquired intangible assets are not material.
(3)     An adjustment to reconcile GAAP net earnings (loss) per share, which excludes potentially dilutive shares, to non-GAAP earnings per share, which includes potentially dilutive shares.

Non-GAAP Gross Profit and Non-GAAP Gross Margin	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2025	2024	2025	2024
Gross profit	$195,687	$176,589	$575,225	$516,061
Stock-based compensation	3,495	3,216	10,270	9,486
Amortization of acquired intangible assets	6,782	5,014	19,183	14,443
Non-GAAP gross profit	$205,964	$184,819	$604,678	$539,990
Gross margin	77.5%	77.8%	77.9%	77.7%
Non-GAAP gross margin	81.6%	81.4%	81.8%	81.3%

Non-GAAP Sales and Marketing Expense	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2025	2024	2025	2024
Sales and marketing expense	$99,949	$99,083	$310,222	$300,037
Less: Stock-based compensation	17,051	15,941	51,499	47,517
Less: Acquisition-related expenses	8	3	1,320	52
Non-GAAP sales and marketing expense	$82,890	$83,139	$257,403	$252,468
Non-GAAP sales and marketing expense % of revenue	32.8%	36.6%	34.8%	38.0%

Non-GAAP Research and Development Expense	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2025	2024	2025	2024
Research and development expense	$56,265	$48,020	$168,724	$136,896
Less: Stock-based compensation	14,174	12,435	42,441	35,395
Less: Acquisition-related expenses	3	—	1,774	(20)
Non-GAAP research and development expense	$42,088	$35,585	$124,509	$101,521
Non-GAAP research and development expense % of revenue	16.7%	15.7%	16.9%	15.3%

Non-GAAP General and Administrative Expense	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2025	2024	2025	2024
General and administrative expense	$32,337	$31,569	$114,302	$92,889
Less: Stock-based compensation	10,162	10,092	43,101	30,403
Less: Acquisition-related expenses	102	357	3,721	1,252
Non-GAAP general and administrative expense	$22,073	$21,120	$67,480	$61,234
Non-GAAP general and administrative expense % of revenue	8.7%	9.3%	9.1%	9.2%

The following adjustments to reconcile forecasted non-GAAP income from operations, non-GAAP net income, non-GAAP earnings per share, free cash flow and unlevered free cash flow are subject to a number of uncertainties and assumptions, each of which are inherently difficult to forecast. As a result, actual adjustments and GAAP results may differ materially.

Forecasted Non-GAAP Income from Operations	Three Months Ending December 31, 2025		Year Ending December 31, 2025
(in millions)	Low	High	Low	High
Forecasted income (loss) from operations	$4.0	$8.0	$(13.9)	$(9.9)
Forecasted stock-based compensation	44.6	44.6	191.9	191.9
Forecasted acquisition-related expenses	0.3	0.3	7.0	7.0
Forecasted amortization of acquired intangible assets	6.8	6.8	26.0	26.0
Forecasted non-GAAP income from operations	$55.7	$59.7	$211.0	$215.0

Forecasted Non-GAAP Net Income and Non-GAAP Earnings Per Share	Three Months Ending December 31, 2025		Year Ending December 31, 2025
(in millions, except per share data)	Low	High	Low	High
Forecasted net loss(1)	$(6.0)	$(2.0)	$(41.3)	$(37.3)
Forecasted stock-based compensation	44.6	44.6	191.9	191.9
Forecasted tax impact of stock-based compensation	2.3	2.3	1.6	1.6
Forecasted acquisition-related expenses	0.3	0.3	7.0	7.0
Forecasted amortization of acquired intangible assets	6.8	6.8	26.0	26.0
Forecasted tax impact of acquisitions	(0.1)	(0.1)	(0.2)	(0.2)
Forecasted non-GAAP net income	$47.9	$51.9	$185.0	$189.0

Forecasted net loss per share, diluted(1)	$(0.05)	$(0.02)	$(0.34)	$(0.31)
Forecasted stock-based compensation	0.37	0.37	1.60	1.60
Forecasted tax impact of stock-based compensation	0.02	0.02	0.01	0.01
Forecasted acquisition-related expenses	—	—	0.06	0.06
Forecasted amortization of acquired intangible assets	0.06	0.06	0.22	0.22
Forecasted tax impact of acquisitions	—	—	—	—
Adjustment to diluted earnings per share(2)	(0.01)	—	(0.04)	(0.04)
Forecasted non-GAAP earnings per share, diluted	$0.39	$0.43	$1.51	$1.54

Forecasted weighted-average shares used to compute GAAP net loss per share, diluted	119.1	119.1	120.2	120.2
Forecasted weighted-average shares used to compute non-GAAP earnings per share, diluted	121.5	121.5	122.5	122.5
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(1)    The forecasted GAAP net loss assumes income tax expense of $5.6 million and $14.0 million in the three months and year ending December 31, 2025, respectively.
(2)    Adjustment to reconcile GAAP net loss per share, which excludes potentially dilutive shares, to non-GAAP earnings per share, which includes potentially dilutive shares.

Forecasted Free Cash Flow and Unlevered Free Cash Flow	Year Ending December 31, 2025
(in millions)	Low	High
Forecasted net cash provided by operating activities	$255.6	$265.6
Forecasted purchases of property and equipment	(13.0)	(13.0)
Forecasted capitalized software development costs	(4.4)	(4.4)
Forecasted free cash flow	238.2	248.2
Forecasted cash paid for interest and other financing costs	26.8	26.8
Forecasted unlevered free cash flow	$265.0	$275.0